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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                SEPTEMBER 8, 2003
                                (Date of Report)



                       MANUFACTURED HOME COMMUNITIES, INC.
             (Exact name of registrant as specified in its Charter)



                                     1-11718
                              (Commission File No.)



             MARYLAND                                     36-3857664
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

   TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS               60606
    (Address of principal executive offices)                (Zip Code)



                                 (312) 279-1400
              (Registrant's telephone number, including area code)


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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

                  On September 4, 2003, Manufactured Home Communities, Inc. ("the Company" or "MHC") announced that it has entered into a settlement agreement with the City of Santa Cruz, California ("the City"). In June 2000, the Company initiated litigation against the City of Santa Cruz. The settlement agreement settles MHC's constitutional claims against the City relating to its rent control and water resale ordinances. The settlement agreement provides that the City will consider amending these ordinances at a public hearing which amendments, if adopted, would exempt MHC's property from rent control and recognize its affiliate's utility status. To achieve the exemption from rent control, MHC must offer a long term lease which gives MHC the ability to increase rents to market upon turnover and bases annual rent increases on CPI. If the City does not adopt the ordinance amendments, the settlement agreement provides a mechanism for expedited resolution of MHC's claims on the merits.

                  The federal court for the Northern District of California has entered a consent decree enforcing the settlement agreement.

                  The Company believes the settlement agreement benefits MHC's shareholders by allowing them to receive the value of their investment in this community through vacancy decontrol while preserving annual CPI based rent increases in this age restricted property. While the Company is confident the City will adopt the amendments after receiving public input, the Company is prepared to have its claims resolved expeditiously on the merits.

                  The preceding discussion may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which reflect management's current views with respect to future events and financial performance. Such forward-looking statements are subject to certain risks and uncertainties, including, but not limited to, the effects of future events on the Company's financial performance, the adverse impact of external factors such as inflation and consumer confidence, and the risks associated with real estate ownership.



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SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.








                                     MANUFACTURED HOME COMMUNITIES, INC.




                                     BY: /s/ John M. Zoeller
                                         ---------------------------
                                         John M. Zoeller
                                         Vice President, Treasurer and
                                            Chief Financial Officer

                                     BY: /s/ Mark Howell
                                         ----------------------------
                                         Mark Howell
                                         Principal Accounting Officer and
                                            Assistant Treasurer




DATE:   September 8, 2003